SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                -----------------

         Date of Report (Date of earliest event reported): June 30, 2006
                                -----------------

                                NT HOLDING CORP.
               (Exact name of registrant as specified in Charter)

             NEVADA                 000-15303        73-1215433
(State or other jurisdiction of    (Commission      (IRS Employee
 incorporation or organization)     File No.)     Identification No.)


                        8th Floor, No. 211 Johnston Road
                               Wanchai, Hong Kong
                    (Address of Principal Executive Offices)

                                  852-2836-6202
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2006 (the "Closing Date"), NT Holding Corp (the "Company") and Shanxi Jinhai Metal Group ("Jinhai") closed on a materially definitive agreement (the "Acquisition"). The terms of the Acquisition were set forth in the agreement between Jinhai and the Company entered into on March 12, 2006 (the "Agreement"), and amended on June 27, 2006 (the "Amendment"). Pursuant to the terms of the Agreement as amended by the Amendment, the Company's 100% owned subsidiary, American-Asia Metallurgical Industry Limited ("AAMI"), acquired 58% of the equity of Jinhai in exchange for $2,000,000, payable on or before March 15, 2007. Pursuant to the terms of the Amendment, the Acquisition will take the form of an acquisition by the Company through AAMI, not a joint venture as was originally contemplated in the Agreement.

Jinhai is a Chinese corporation that engages in coking coal and steel production and is located in Shanxi Province in China. Jinhai currently employs approximately 500 employees and its production facilities occupy a landmass of approximately 2 million square feet. The current production capability of Jinhai reaches an annual output of approximately 180,000 tons of coking coal and 200,000 tons of steel.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The Amendment is incorporated by reference and attached hereto as Exhibit 2.1

      (a) Financial Statements of Business Acquired

      The audited financial statements of Jinhai as of and for the years ended December 31, 2005 and 2004, and the unaudited financial statements as of and for the three months ended March 31, 2006, to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available. Such financial statements shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.

      (b) Pro Forma Financial Information

      The unaudited Pro Forma Consolidated Financial Statements as of December 31, 2005 and as of March 31, 2006, to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available. Such financial information shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2006                NT HOLDING CORP.


                                    /s/ Chun Ka Tsun
                                    -----------------------------------------
                                    By: Chun Ka Tsun
                                    Its: Chief Executive Officer and Director